UNCONDITIONAL AND CONTINUING GUARANTY

This  UNCONDITIONAL  AND  CONTINUING  GUARANTY  (together  with  all  Schedules hereto,  this  “Agreement”)  between  KELTIC  FINANCIAL  PARTNERS  II,  LP,  a  Delaware  limited partnership  (“Lender”)  and  iGAMBIT  INC.,  corporation  organized  under  the  laws  of  the  State  of

Delaware  (“Guarantor”),  is  dated  the  date  of  execution  by  Guarantor  on  the  signature  page  of  this

Agreement.

RECITALS:     IGXGLOBAL  CORP.,  a  corporation  organized  under  the  laws  of  the  State  of  Delaware

(“Borrower”)  has  delivered  to  Lender  a  Loan  and  Security  Agreement  dated  on  or  about  the  date  hereof

(the  “Loan  Agreement”),  a  Revolving  Credit  Note  dated  on  or  about  the  date  hereof  (the  “Revolving

Credit  Note”),  and  other  documents,  instruments  and  agreements  in  connection  with  the  transactions contemplated  by  the  Loan  Agreement  pursuant  to  which  Lender  is  extending  certain  credit  facilities  (the

“Credit  Facilities”)  to  Borrower.    Borrower  is  a  wholly-owned  subsidiary  of  Guarantor.    Lender  is

unwilling  to  extend  the  Credit  Facilities  to  Borrower  unless  it  receives  this  Agreement  and  Guarantor  is willing to enter into this Agreement in order to induce Lender to extend the Credit Facilities to Borrower.

AGREEMENT:

ARTICLE 1.    DEFINITIONS.  Unless defined in the Recitals, above, or in the body of this Agreement,

or   in   the   Schedules   hereto,   capitalized   terms   have   the   meanings   given   to   such   terms   in   the  Loan

Agreement.  Each term defined in the singular shall be interpreted in a collective manner when used in the plural,  and  each  term  defined  in  the  plural  shall  be  interpreted  in  an  individual  manner  when  used  in  the singular.

ARTICLE 2.    GUARANTY OF THE OBLIGATIONS.

2.1.     Guaranty  of  the  Obligations.   Guarantor  irrevocably,  absolutely  and  unconditionally  agrees that  upon  the  occurrence  of  an  Event  of  Default  Guarantor  shall  promptly  pay  to  Lender  and  perform  the

Obligations in full.

2.2.     Nature  of  Guaranty.   This  Agreement  is  a  guaranty  of  payment  and  performance  and  not  of

collection.   Lender  may  enforce  the  terms  and  provisions  of  this  Agreement  without  being  required  to,

and Guarantor hereby  waives any and all of Guarantor’s rights, if any, to require that Lender (a) bring any action  first  against  the  Borrower  or  any  other  Person,  (b)  enforce  or  foreclose  upon,  any  security  interest granted  to  Lender  by  Borrower  in  any  Collateral,  or  any  lien,  charge,  mortgage,  pledge,  security  interest or  other  encumbrance  granted  to  Lender  by  any  other  Person  (including  Guarantor)  in  any  Property  of such  Person  that  secures  payment  or  performance  of  the  Obligations,  (c)  sell,  lease,  license  or  otherwise dispose  of  any  Collateral  or  any  Property  of  any  Person  (including  Guarantor),  or  (d)  resort  to  any security  or to  any  balance of any  deposit account or credit on  the books of Lender in  favor of Borrower or of any other Person (including Guarantor).

2.3.     Guarantor   Obligations   Unconditional.     This   Agreement   and   Guarantor’s   liabilities   and

obligations to  Lender set forth  in  this Agreement shall remain  in  full force and  effect until the Obligations

are  finally  and  indefeasibly  paid  to  Lender  and  performed  in  full.   Guarantor’s  liabilities  and  obligations

provided  in  this  Agreement  shall  not  be  affected,  modified  or  impaired  by  any  state  of  facts  or  the happening  any  event,  occurrence  or  condition,  or  series  of  events,  occurrences  or  conditions,  including,

without limitation, any of the following, whether or not with notice to or the consent of Guarantor:

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(a)  Any interruption in the business relationship of Borrower and/or Guarantor with Lender; or

(b)  The   invalidity,   irregularity,   illegality   or   unenforceability   of,   or   any   defect   in   any   Loan

Document  or  any  lien,  charge,  mortgage,  pledge,  security  interest  or  other  encumbrance  granted  to

Lender in or to the Collateral or in or to the Property of any other Person; or

(c)  Any  present  or  future  law  or  order  of  any  Governmental  Unit  purporting  to  reduce,  amend  or otherwise  affect  any  Loan  Document,  the  Obligations  (in  whole  or  in  part),  any  obligations  or liabilities  of  any  other  Obligor,  Secondary  obligor  or  Person  providing  a  Supporting  obligation  with respect to the Obligations; or

(d)  The  waiver,  compromise,  settlement,  release  or  termination  of  (i)  the  Obligations,  in  whole  or in  part,  (ii)  any  right  or  remedy  of  Lender  under  any  Load  Document,  or  any  liability,  covenant,

agreement  or  other  obligation  of  Borrower  to  Lender  under  any  Loan  Document,  (iii)  any  right  or remedy  of  Lender  under  this  Agreement,  or  any  liability,  covenant,  agreement  or  other  obligation  of

Guarantor   to   Lender   under   this   Agreement,   or   (iv)   any   liability,   covenant,   agreement   or   other

obligation  of  any   Person  providing  a  Supporting  obligation  (in  whole  or  in  part)  to  Lender  in connection  with  the  transactions  contemplated  by  the  Loan  Documents,  or  (v)  any  liability,  covenant,

agreement  or  other  obligation  of  any  other  party  who  has  given  Property  as  security  for  the  payment of the Credit Facilities or any part thereof; or

(e)  The  failure  to  give  notice  to  Guarantor  of  the  occurrence  of  an  Event  of  Default  under  any

Loan Document; or

(f)  The  loss,  release,  sale,  lease,  license,  disposition,  exchange,  or  surrender  of,  or  other  change in, any Collateral; or

(g)  The   extension   of   the   time   for   payment   of   any   principal   of   or   interest   payable   on   the

Obligations  or  of  the   time   for  performance   of   any   Obligations,  or  other  liabilities,  obligations,

covenants  or  agreements  under  or  arising  out  of  any  Loan  Document,  or  the  extension  or  renewal  of any thereof; or

(h)  The modification or amendment (whether material or otherwise) of any Loan Document; or

(i)  The  performance  of,  or  the  omission  to  perform,  any  of  the  actions  referred  to  in  any  Loan

Document; or

(j)  Any  failure,  omission  or  delay  on  the  part  of  Lender  to  enforce,  assert  or  exercise  any  right,

power or remedy conferred on Lender in any Loan Document; or

(k)  The  voluntary  or  involuntary  liquidation,  dissolution,  sale,  lease,  license  or  other  disposition

of   all   or   substantially   all   the   Collateral,   marshaling   of   Collateral   and   liabilities,   receivership,

insolvency,   bankruptcy,   assignment   for   the   benefit   of   creditors,   reorganization,   arrangement,

composition  with  creditors  or  readjustment  of,  or  other  similar  proceedings  affecting,  Guarantor  or

Borrower   or   either   of   their   Property,   or   any   allegation   or   contest   of   the   validity   of   any   Loan

Document; or

(l)  The  default  or  failure  of  Guarantor  to  fully  perform  any  agreement,  covenant  or  obligation  set forth in this Agreement; or

(m)  Any  event  or  action  that  would,  in  the  absence  of  this  Section  2.3,  result  in  the  release  or discharge  of  Guarantor  from  the  performance  or  observance  of  any  obligation,  covenant  or  agreement contained in this Agreement (other than payment to Lender and performance of the  Obligations in full or a written release provided by Lender to Guarantor); or

(n)  Any  other  circumstances  which  might  otherwise  constitute  a  legal  or  equitable  discharge  or defense of a surety or a guarantor.

2.4.     Reinstatement   of   Guaranty.     The   agreements,   covenants,   liabilities   and   obligations   of

Guarantor  set  forth  in  this  Agreement  (including,  but  not  limited  to,  the  final  and  indefeasible  payment  to

Lender  and  performance  of  the  Obligations  in  full)  shall  continue  to  be  effective,  or  be  reinstated,  as  the

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case  may  be,  if  at  any  time  any  payment  in  respect  of  the  Obligations  is  rescinded  or  must  otherwise  be restored  or  returned  by  Lender  by  reason  of  any  bankruptcy,  reorganization,  arrangement,  composition  or similar  proceeding  or  as  a  result  of  the  appointment  of  a  receiver,  intervenor  or  conservator  of,  or  trustee or  similar  officer  for,  Borrower,  Guarantor  or  any  other  Person,  or  any  Property  of  Borrower,  Guarantor or any other Person, or otherwise, all as though such payment had not been made.

2.5.     Validity  and  Support  Agreement;  No  Limitation.   If  Guarantor  has  executed  and  delivered  a

Validity  and  Support  Agreement  to  Lender  in  connection  with  the  Obligations  (a  “Validity  and  Support

Agreement”),  Guarantor  acknowledges  and  agrees  that  this  Agreement  and  Guarantor’s  obligations  and liabilities  hereunder  shall  not  be  abridged,  impaired  or  otherwise  limited  by  any  obligation  or  liability  of

Guarantor  under  such  Validity  and  Support  Agreement,  or  by  Lender’s  enforcement  of  any  right  or remedy granted to, conferred upon or reserved to Lender under such Validity and Support Agreement.

ARTICLE 3.    REPRESENTATIONS.

3.1.     Approval of  Loan  Documents.   Guarantor  has reviewed  and  approved  the  form  and  substance of each of the Loan Documents.

3.2.     Capacity  of  Guarantor.    Guarantor  has  the  capacity  to  enter  into  this  Agreement.    The

execution,  delivery  and  performance  of  this  Agreement  (a)  are  within  Borrower’s  organizational  power,

(b)  have  been  duly  authorized  by  all  necessary  or  proper  actions  of  or  pertaining  to  the  Guarantor

(including   the   consent   of   directors,   officers,   managers,   partners,   shareholders   and/or   members,   as

applicable),  (c)  are  not  in  contravention  of  or  Guarantor’s  Charter  Documents,  or  any  provision  of  law,

and  (d)  do  not  require  the  consent  or  approval  of  any  Governmental  Unit  or  any  other  Person  that  has  not been  obtained,  and  each  such  consent  or  approval  obtained  by  Guarantor  has  been  furnished  to  Lender prior to the Effective Date.

3.3.     No  Violation  or  Restrictions.    Neither  the  execution  and  delivery  of  this  Agreement,  the consummation  of  the  transactions  contemplated  hereby  nor  the  fulfillment  of  or  compliance  with  the provisions  of  this  Agreement  will  conflict  with  or  result  in  a  breach  of  any  of  the  terms,  covenants,

conditions  or  provisions  of  any  Material  agreement,  indenture,  judgment  or  order  to  which  Guarantor  is  a party  or  by  which  Guarantor  is  bound,  or  will  constitute  a  default  under  any  of  the  foregoing,  or  result  in the creation or imposition of any  Material lien of any nature whatsoever.

3.4.     Compliance  with  Law.    Guarantor  is  not  in  violation  of  any  law,  ordinance,  governmental rule,  regulation,  order  or  judgment  to  which  Guarantor  may  be  subject  which  is  likely  to Materially  affect the financial condition of Guarantor.

3.5.     Financial  Statements.   The  financial  statements  described  in  the  Disclosure  Schedule  fairly represent  the  financial  condition  as  of  the  date  of  each  statement  and  there  has  been  no  Material  Adverse

Change  in  the  financial  condition  of  Guarantor  since  the  date  of  the  respective  statements  submitted  to

Lender.

3.6.     Tax  Returns.   Guarantor  has  paid  all  Material  taxes  that  Guarantor  is  responsible  for  and  has filed  all  requisite  federal  and  state  tax  returns,  including  all  estimated  tax  returns  and  shall  continue  to  do so while this Agreement remains in effect.

3.7.     Solvency  of  Guarantor.   Guarantor  is  able  to  pay  all  of  its  Indebtedness  as  such  Indebtedness

matures   and   has   made   an   appropriate   financial   investigation   of   Borrower   and   has   determined   that

Borrower  is  able  to  pay  all  of  its  Indebtedness  as  such  Indebtedness  matures  at  the  time  of  execution  of this Agreement.

ARTICLE 4.    REPORTING  TO  LENDER.    Prior  to  Borrower’s  final  and  indefeasible  payment  to

Lender  and  performance  of  the  Obligations  in  full,  Guarantor  shall  provide  the  following  to  Lender:  (a)

annually  within  one  hundred  five  (105)  calendar  days  after  the  end  of  each  calendar  year,  Guarantor’s financial statements dated as of such year end; (b) within ten (10) days after the filing of Federal and State tax  returns,  including  estimated  filings,  copies  of  Guarantor’s  Federal  and  state  tax  returns;  (c)  upon reasonable  request  by  Lender,  any  additional  information  applicable  to  Guarantor’s  financial  condition;

08 iGambit Guaranty Final.docx

and  (d)  within  five  (5)  Banking  days  after  Guarantor  becomes  aware  of  an  Event  of  Default  under  any

Loan  Document,  written  notice  to  Lender  in  an  Authenticated  Record  of  such  Event  of  Default  describing in reasonable details the nature of and facts and circumstances relating to such Event of Default.

ARTICLE 5.    EVENTS OF DEFAULT

5.1.     Events  of  Default  Defined.   An  “Event  of  Default”  under  this  Agreement  shall  exist  if  any  of the following events or conditions occurs:

(a)  Guarantor  fails  to  perform  or  observe  any  agreement,  covenant  or  obligation  of  Guarantor contained herein; or

(b)  Any  representation  by  or  on  behalf  of  Guarantor  contained  in  this  Agreement  shall  have  been breached or otherwise shall have been inaccurate when made; or

(c)  Guarantor purports to terminate this Agreement; or

(d)  Upon cessation of business or operations of Guarantor; or

(e)  Guarantor shall  (i)  cease  to  be  Solvent,  (ii)  make  an  assignment  for  the benefit  of  its  creditors,

(iii)  call  a  meeting  of  its  creditors  to  obtain  any  general  financial  accommodation,  (iv)  suspend business, or (v) commence any case under any provision of the Bankruptcy Code including provisions for reorganizations; or

(f)  If   any   case   under   any   provision   of   the   Bankruptcy   Code,   including   provisions   for

reorganizations,   shall   be   commenced   against   Guarantor   and   such   case   remains   undismissed,

undischarged  or  unbonded  for  a  period  of  sixty  (60)  calendar  days  from  the  date  of  commencement,

or  (ii)  if  a  receiver,  trustee  or  equivalent  officer  shall  be  appointed  for  all  or  any  of  Guarantor’s

Property which results in the entry of an order for relief or such adjudication or appointment; or

(g)  The  occurrence  of  an  “Event  of  Default”  under  any  Loan  Document  (as  such  term  is  defined in such Loan Document).

5.2.     Remedies  on  Default.    If  an  Event  of  Default  occurs,  Lender  may  proceed  to  enforce  the provisions  of  this  Agreement  and  to  exercise  any  other  rights,  powers  and  remedies  available  to  Lender hereunder.

5.3.     Remedies   Cumulative.      Lender’s   rights   and   remedies   under   this   Agreement   shall   be

cumulative  and  not  alternative  or  exclusive,  irrespective  of  any  other  rights  or  remedies  that  may  be available  to  Lender  under  any  other  Loan  Document,  by  operation  of  law  or  otherwise,  and  may  be exercised  by  Lender  at  such  time  or  times  and  in  such  order  as  Lender  in  Lender’s  sole  discretion  may

determine,  and  are  for  the  sole  benefit  of  Lender.   Lender’s  failure  to  exercise  or  delay  in  exercising  any right  or  remedy  shall  not  (a)  preclude  Lender  from  exercising  such  right  or  remedy  thereafter,  (b)

preclude Lender from exercising any other right or remedy of Lender, or (c) result in liability to Lender or

Lender’s  Affiliates  or  their  respective  members,  managers,  shareholders,  directors,  officers,  partners,

employees,  consultants  or  agents.   In  order  to  entitle  Lender  to  exercise  any  remedy  reserved  to  it  in  this

Agreement,  it  shall  not  be  necessary  to  give  any  notice,  other  than  such  notice  as  may  be  expressly required in this Agreement.

ARTICLE 6.    GENERAL PROVISIONS.

6.1.     Construction  if  Multiple  Guarantors.    If  this  Agreement  is  executed  by  two  (2)  or  more

Persons  as  Guarantor,  unless  otherwise  specifically  provided  for  herein  all  representations,  covenants,

agreements,  rights,  liabilities  and  obligations  (including  but  not  limited  to  the  guaranty  of  the  repayment and  performance  of  the  Obligations)  of  Guarantor  in  this  Agreement  shall  be  made,  granted  to  or  borne,

as  applicable,  jointly  and  severally  by  such  Persons,  and  Lender  may  enforce  any  and  all  rights,  remedies and  benefits  of  Lender  under  this  Agreement  against  such  Persons  jointly  and/or  severally  as  Lender  may elect in Lender’s sole discretion.

6.2.     Successors  and  Assigns.   This  Agreement  is  entered  into  for  the  benefit  of  the  parties  hereto and  their  successors  and  assigns  and  shall  be  binding  upon  the  parties,  their  successors  and  assigns.

08 iGambit Guaranty Final.docx

Lender  shall  have  the  right,  without  the  necessity  of  any  consent,  authorization  or  other  action  by

Guarantor,  to  sell,  assign,  securitize  or  grant  participations  in  all  or  a  portion  of  Lender’s  interest  in  this

Agreement  to  other  financial  institutions  of  Lender’s  choice  and  on  such  terms  as  are  acceptable  to

Lender  in  Lender’s  sole  discretion.   Guarantor  shall  not  assign,  exchange  or  otherwise  hypothecate  any rights,  liabilities  or  obligations  under  this  Agreement,  in  whole  or  in  part,  without  the  prior  written consent  of  Lender,  which  consent  may  be  granted  or  withheld  in  Lender’s  sole  discretion,  and  any attempted  assignment,  exchange  or  hypothecation  without  Lender’s  written  consent  shall  be  void  and  be of no effect.

6.3.     Notice.     Wherever  this  Agreement  provides   for  notice   to   any   party   (except  as   expressly

provided  to  the  contrary),  it  shall  be  given  by  messenger,  facsimile,  certified  U.S.  mail  with  return  receipt

requested,   or   nationally   recognized   overnight   courier   with   receipt   requested,   effective   when   either

received  or  receipt  rejected  by  the  party  to  whom  addressed,  and  shall  be  addressed  as  provided  in  the

Disclosure Schedule, or to such other address as the party affected may hereafter designate.

6.4.     Strict   Performance.     The   failure   by   Lender   at   any   time   to   require   Guarantor’s   strict

compliance  with  or  performance  of  any  provision  of  this  Agreement  shall  not  waive,  affect,  impair  or diminish  any  right  of  Lender  thereafter  to  demand  Borrower’s  strict  compliance  with  and  performance  of

such  provision.    Any  suspension  or  waiver  by  Lender  of  any  Default  or  Event  of  Default  shall  not suspend, waive or affect any other Default or Event of Default, whether the same is prior or subsequent to such suspension or waiver and whether of the same or a different type.

6.5.     Waiver  by  Guarantor.   Guarantor  hereby  waives:  (a)  notice  of  acceptance  of  this  Agreement;

(b)  diligence,  presentment  and  demand  for  payment  of  the  Loans;  (c)  protest  and  notice  of  protest,

dishonor  or  default  to  Guarantor  or  to  any  other  party  with  respect  to  the  Loans;  (d)  any  and  all  notices  to which  Guarantor  might  otherwise  be  entitled;  (e)  any  demand  for  payment  under  this  Agreement;  (f)  any and  all  defenses  to  payment  or  claims  of  offset  involving  the  invalidity,  irregularity  or  unenforceability  of all  or  any  part  of  the  Obligations  or  liabilities  herein  guaranteed  including,  without  limitation,  any defenses  and  counterclaims  of  Guarantor  (directly  or  of  Borrower  asserted  by  Guarantor  by  right  of contribution,  assignment,  subrogation  or  otherwise)  based  upon  fraud,  negligence  (other  than  Lender’s gross  negligence  or  willful  misconduct),  or  the  failure  of  any  condition  precedent;  and  (g)  until  the

Obligations  are  finally  and  indefeasibly  paid  to  Lender  and  performed  in  full,  and  Lender  has  received  all other sums due under the terms of the Loan Documents, any and all rights of subrogation, reimbursement,

indemnity,  exoneration,  contribution  or  any  other  claim  that  Guarantor  may  now  or  hereafter  have  against

Borrower  or  any  other  Person  directly  or  contingently  liable  for  the  Obligations  guaranteed  hereunder,  or against or with respect to the Collateral or Borrower’s Property, arising from the existence or performance of  this  Agreement  and  whether  or  not  such  claim,  right  or  remedy  arises  in  equity,  under  contract,  by statute, under common law or otherwise.

6.6.     Construction  of  Agreement.   The  parties  hereto  agree  that  the  terms,  provisions  and  language of  this  Agreement  were  the  result  of  negotiations  between  the  parties,  and,  as  a  result,  there  shall  be  no

presumption   that   any   ambiguities   in   this   Agreement   shall   be   resolved   against   either   party.     Any

controversy   over   the   construction   of   this   Agreement   shall   be   decided   without   regard   to   events   of

authorship or negotiation.

6.7.     Waiver  of  Right  to  Jury  Trial.   Guarantor  and  Lender  recognize  that  in  matters  related  to  the

Loans  and/or  this  Agreement,  and  as  it  may  be  subsequently  modified  and/or  amended,  either  party  may be  entitled  to  a  trial  in  which  matters  of  fact  are  determined  by  a  jury  (as  opposed  to  a  trial  in  which  such

matters  are  determined  by  a  judge,  magistrate,  referee  or  other  elected  or  appointed  decider  of  facts).   By

executing  this  Agreement,  Lender  and  Guarantor  will  give  up  their  respective  right  to  a  trial  by  jury.

Guarantor  and  Lender  each  hereby  expressly  acknowledges  that  this  waiver  is  entered  into  to  avoid delays,  minimize  trial  expenses,  and  streamline  the  legal  proceedings  in  order  to  accomplish  a  quick resolution  of  claims  arising  under  or  in  connection  with  Agreement,  the  Loan(s),  the  Note(s)  and  the transactions contemplated by this Agreement.

(a)  WAIVER  OF  JURY  TRIAL.    TO  THE  MAXIMUM  EXTENT  NOT  PROHIBITED  BY

LAW,  GUARANTOR  AND  LENDER  EACH  HEREBY  KNOWINGLY,  VOLUNTARILY  AND

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INTENTIONALLY  WAIVES  ANY  RIGHT  THAT  GUARANTOR  OR  LENDER  MAY  HAVE  TO

A  TRIAL  BY  JURY  IN  RESPECT  TO  ANY  LITIGATION,  ACTION,  SUIT  OR  PROCEEDING,

DIRECTLY    OR    INDIRECTLY,    AT    ANY    TIME    ARISING    OUT    OF,    UNDER,    OR    IN

CONNECTION    WITH    THIS    AGREEMENT,    ANY    LOAN,    ANY    NOTE,    ANY    LOAN

DOCUMENT  OR  ANY  TRANSACTION  CONTEMPLATED  BY  THIS  AGREEMENT,  BEFORE

OR AFTER MATURITY.

(b)  CERTIFICATIONS.

GUARANTOR   HEREBY   CERTIFIES   THAT   NEITHER   ANY

REPRESENTATIVE     NOR     AGENT     OF     LENDER     NOR     LENDER’S     COUNSEL     HAS

REPRESENTED,  EXPRESSLY  OR  OTHERWISE,  OR  IMPLIED  THAT  LENDER  WOULD  NOT,

IN   THE   EVENT   OF   ANY   LITIGATION,   ACTION   SUIT   OR   PROCEEDING,   SEEK   TO

ENFORCE  THE  FOREGOING  WAIVER.    GUARANTOR  ACKNOWLEDGES  THAT  LENDER

HAS  BEEN  INDUCED  TO  ENTER  INTO  THIS  AGREEMENT  AND  THE  TRANSACTIONS

CONTEMPLATED  BY  THIS  AGREEMENT  BY,  AMONG  OTHER  THINGS,  THE  MUTUAL

WAIVERS AND CERTIFICATION HEREIN.

6.8.     Entire   Agreement;   Amendments;   Lender’s   Consent.     This   Agreement   (including   the

Schedules)  constitutes  the  entire  agreement  between  Lender  and  Guarantor  with  respect  to  Guarantor’s guaranty  of  the  Obligations,  and  supersedes  all  prior  and  contemporaneous  agreements,  understandings,

inducements  or  conditions  between  Lender  and  Guarantor,  whether  express  or  implied,  oral  or  written,

with  respect  to  the  subject  matter  hereof.   No  amendment  or  waiver  of  any  provision  of  this  Agreement,

nor  consent  to  any  departure  by  Guarantor therefrom,  shall  in  any  event  be  effective  unless  the  same  shall be  in  a  Record  Authenticated  by  Lender,  and  then  such  waiver  or  consent  shall  be  effective  only  in  the specific instance and for the specific purpose for which given.

6.9.     Execution  in  Counterparts.   This Agreement may  be  executed  in  any  number of counterparts,

each  of  which  when  so  executed  shall  be  deemed  to  be  an  original  and  all  of  which  taken  together  shall constitute but one and the same instrument.

6.10.   Severability   of   Provisions.      Any   provision   of   this   Agreement   that   is   prohibited   or

unenforceable  in  any  jurisdiction  shall,  as  to  such  jurisdiction,  be  ineffective  to  the  extent  of  such

prohibition   or   unenforceability   without   invalidating   the   remaining   provisions   of   this   Agreement   or

affecting the validity or enforceability of such provision in any other jurisdiction.

6.11.   Governing Law; Consent To Jurisdiction.

(a)  THIS  AGREEMENT  WAS  NEGOTIATED  IN  THE  STATE  OF  NEW  YORK,  AND  MADE

BY  LENDER  AND  ACCEPTED  BY  GUARANTOR  IN  THE  STATE  OF  NEW  YORK.  THE

PARTIES    AGREE    THAT    THE    STATE    OF    NEW    YORK    HAS    A    SUBSTANTIAL

RELATIONSHIP    TO    THE    PARTIES    AND    TO    THE    UNDERLYING    TRANSACTIONS

CONTEMPLATED  BY  THIS  AGREEMENT, AND  IN  ALL  RESPECTS, INCLUDING  MATTERS

OF   CONSTRUCTION,   VALIDITY   AND   PERFORMANCE,   THIS   AGREEMENT   AND   THE

OBLIGATIONS  ARISING  HEREUNDER  SHALL  BE  GOVERNED  BY,  AND  CONSTRUED  IN

ACCORDANCE   WITH,   THE   LAWS   OF   THE   STATE   OF   NEW   YORK   APPLICABLE   TO

CONTRACTS  MADE  AND  PERFORMED  ENTIRELY  IN  SUCH  STATE  WITHOUT  TO  ITS

PRINCIPLES  OF  CONFLICTS  OF  LAWS.   TO  THE  FULLEST  EXTENT  PERMITTED  BY  LAW,

LENDER  AND  GUARANTOR  HEREBY  UNCONDITIONALLY  AND  IRREVOCABLY  WAIVE

ANY  CLAIM  TO  ASSERT THAT THE LAW  OF ANY OTHER JURISDICTION GOVERNS THIS

AGREEMENT,  AND  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN

ACCORDANCE   WITH   THE   LAWS   OF   THE   STATE   OF   NEW   YORK   APPLICABLE   TO

CONTRACTS  MADE  AND  PERFORMED  ENTIRELY  IN  SUCH  STATE  WITHOUT  REGARD

TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

(b)  ANY  LEGAL  SUIT,  ACTION  OR  PROCEEDING  AGAINST  LENDER  OR  GUARANTOR

ARISING  OUT  OF  OR  RELATING  TO  THIS  AGREEMENT  SHALL  BE  INSTITUTED  IN  THE

SOLE   OPTION   OF   LENDER   IN   ANY   FEDERAL   OR   STATE   COURT   LOCATED   IN

WESTCHESTER   COUNTY,  NEW   YORK  PURSUANT   TO   SECTION   5-1402  OF  THE   NEW

YORK   GENERAL   OBLIGATIONS   LAW;   HOWEVER,   LENDER   MAY,   AT   ITS   OPTION,

08 iGambit Guaranty Final.docx

COMMENCE   ANY   ACTION,   SUIT   OR   PROCEEDING   IN   ANY   OTHER   APPROPRIATE

FORUM  OR  JURISDICTION  TO  OBTAIN  POSSESSION  OF  OR  FORECLOSE  UPON  ANY

PROPERTY  OF  GUARANTOR,  TO  OBTAIN  EQUITABLE  RELIEF  OR  TO  ENFORCE  ANY

JUDGMENT   OR   ORDER   OBTAINED   BY   LENDER   AGAINST   GUARANTOR   OR   WITH

RESPECT  TO  ANY  PROPERTY  OF  GUARANTOR,  TO  ENFORCE  ANY  RIGHT  OR  REMEDY

UNDER  THIS  AGREEMENT  OR  ANY  OTHER  LOAN  DOCUMENT  OR  TO  OBTAIN  ANY

OTHER  RELIEF  DEEMED  APPROPRIATE  BY  LENDER,  AND  LENDER  AND  GUARANTOR

EACH  WAIVES  ANY  OBJECTION  WHICH  IT  MAY  NOW  OR  HEREAFTER  HAVE  TO  THE

LAYING  OF  VENUE  OF  ANY  SUCH  SUIT,  ACTION  OR  PROCEEDING,  AND  LENDER  AND

GUARANTOR  EACH  HEREBY  IRREVOCABLY  SUBMITS  TO  THE  JURISDICTION  OF  ANY

SUCH  COURT  IN  ANY  SUIT,  ACTION  OR  PROCEEDING.  GUARANTOR  REPRESENTS  AND

ACKNOWLEDGES    THAT    IT    HAS    REVIEWED    THIS    CONSENT    TO    JURISDICTION

PROVISION  WITH  ITS  LEGAL  COUNSEL,  AND  HAS  MADE  THIS  WAIVER  KNOWINGLY

AND VOLUNTARILY, WITHOUT COERCION OR DURESS.

6.12.   Table  of  Contents;  Headings.   The  table  of  contents  and  headings  preceding  the  text  of  this

Agreement   are   inserted   solely   for   convenience   of   reference   and   shall   not   constitute  a   part   of   this

Agreement or affect its meaning, construction or effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

08 iGambit Guaranty Final.docx

GUARANTOR:

iGAMBIT INC.

By:

Name:

Its:

Effective Date:

08 iGambit Guaranty Final.docx

DISCLOSURE SCHEDULE

3.5 Financial Statements.

See attached.

6.3 Notice.

If to Lender:

Keltic Financial Partners II, LP

Attn: John P Reilly, President and CEO

580 White Plains Road, Suite 610

Tarrytown, NY  10591

Tel: (914) 921-3555 (ext. 208)

Fax: (914) 921-1154

Keltic Financial Partners II, LP

Attn: Oleh Szczupak, Executive Vice President and Chief

Credit Officer

580 White Plains Road, Suite 610

Tarrytown, NY  10591

Tel: (914) 921-3555 (ext. 221)

Fax: (914) 921-1154

With a copy to:

Terrence A. Greiner, Esq.

5687 Main Street

Williamsville, NY 14221

Tel: (716) 626-9993

Fax: (888) 234-4580

If to Guarantor:

Elisa Luqman

Executive Vice President and General Counsel

iGambit Inc.

1050 W. Jericho Turnpike

Suite A

Smithtown, New York 11787

Tel: (631) 670-6777

Fax: (631) 670-6780

With a copy to:

Joel Mayersohn, Esq.

Roetzel & Andress LPA

350  East Las Olas Boulevard

Las Olas Centre II, Suite 1150

Fort Lauderdale, FL 33303-0310

Tel: (954) 759-2763

Fax: (954) 462-4260

08 iGambit Guaranty Final.docx